UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 31, 2013 (December 30, 2013)

ONTARGET360 GROUP INC.
 (Exact name of Registrant as specified in its charter)

Delaware	333-170828	27-1662812
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

24/F, Wyndham Place, 40-44 Wyndham Street, Central, Hong Kong
 (Address of principal executive offices) (Zip code)

852-2258-6888
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

 On December 31, 2013, following a competitive process undertaken by the Board of Directors (the “Board”) of Ontarget360 Group, Inc. (the “Company”), the Board approved the dismissal of Rosenberg Rich Baker Berman & Company, (“RRBB”) as the Company’s independent registered public accounting firm, effective as of December31, 2013.

RRBB’s reports on the Company’s financial statements for the fiscal years ended September 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2012 and 2011, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of RRBB would have caused RRBB to make reference thereto in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

On December 31, 2013, the Company provided RRBB with a copy of this Form 8-K and requested that RRBB provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of RRBB’s letter, dated January 2, 2014, is filed as Exhibit 16.1 to this Form 8-K.

On December 30, 2013, the Board approved the appointment of Malone Bailey, LLP (“Malone”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.  During the fiscal years ended September 30, 2012 and 2011, the Company has not consulted with Malone regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Malone that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

16.1	Letter from Rosenberg Rich Baker Berman & Company to the Securities and Exchange Commission, dated January 2, 2014, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONTARGET360 GROUP INC.

December 31, 2013	By:	/s/ Conn Flanigan
Name: Conn Flanigan
Title: Chief Executive Officer

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Exhibit Index

Exhibit
Number	Description

16.1	Letter from RRBB Accountants and Advisors to the Securities and Exchange Commission, dated January 2 , 2013, regarding change in independent registered public accounting firm.

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